EATON VANCE TAX-MANAGED YOUNG SHAREHOLDER FUND

                            Supplement to Prospectus
                               dated March 1, 2002


On June 18, 2002, the Board of Trustees of Eaton Vance Mutual Funds Trust (the "Trust") unanimously approved the merger of Eaton Vance Tax-Managed Young
Shareholder  Fund  ("Young  Shareholder  Fund")  into  Eaton  Vance  Tax-Managed
Multi-Cap Opportunity Fund ("Multi-Cap Opportunity Fund"). Specifically, the Board approved an Agreement and Plan of Reorganization ("Plan of Reorganization") with respect to the merger (the "Reorganization") as discussed in more detail below.

Under the terms of the Plan of Reorganization, Young Shareholder Fund will transfer all of its assets to Multi-Cap Opportunity Fund in exchange for shares of Multi-Cap Opportunity Fund, and Multi-Cap Opportunity Fund will assume the liabilities of Young Shareholder Fund.

Immediately following the exchange, which will be effected on the basis of the relative net asset values of the Funds, Young Shareholder Fund will distribute shares of Multi-Cap Opportunity Fund to its shareholders pro-rata in liquidation of Young Shareholder Fund. Accordingly, shareholders of Young Shareholder Fund will become shareholders of Multi-Cap Opportunity Fund by effectively having their Young Shareholder Fund shares exchanged for corresponding Class A, B, C and/or D shares of Multi-Cap Opportunity Fund.

It is expected that the Reorganization will be treated as a tax-free reorganization for federal tax purposes. Shareholders should consult their tax advisers regarding possible tax consequences of the Reorganization, including possible state and local tax consequences.

Prior to the Reorganization, a Prospectus and Information Statement describing the Reorganization will be filed with the Securities and Exchange Commission and delivered to Young Shareholder Fund shareholders. Pursuant to the terms of the Trust's Declaration of Trust and By-laws, shareholder approval is not required for the Reorganization.

If certain conditions required by the Plan of Reorganization are satisfied, the Reorganization is expected to close on or around September 27, 2002.

Effective on or about June 19, 2002, pending the Reorganization, Young Shareholder Fund will be closed to all new and subsequent purchases, except for contributions through automatic investment programs and the reinvestment of dividends or other distributions.


June 19, 2002                                                             TMYSPS